UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of incorporation)	(IRS Employer Identification No.)

0-13063

(Commission File Number)

750 Lexington Avenue, New York, New York 10022

(Address of registrant’s principal executive office)

(212) 754-2233

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2012, Scientific Games International, Inc., a wholly owned subsidiary of Scientific Games Corporation (the “Company”), entered into an amendment to its employment agreement with William J. Huntley dated as of December 22, 2010 (and amended on August 18, 2011).  Pursuant to the terms of the amendment, which will become effective on January 1, 2013, Mr. Huntley will serve as Executive Vice President of the Company and Chief Executive Officer, SG Systems.  The term of Mr. Huntley’s employment agreement will be extended two years to December 31, 2015, subject to extension for an additional year at the end of the term and each anniversary thereof unless timely notice of non-renewal is given.  Mr. Huntley’s base salary will be increased to $650,000.  On January 1, 2013, Mr. Huntley will receive a sign-on equity award comprised of 50,000 restricted stock units with a four-year vesting schedule.

In the event Mr. Huntley’s employment is terminated at the end of the term of his agreement, any stock options, restricted stock units or other equity awards granted to Mr. Huntley on or after January 1, 2013 would continue to vest in accordance with their original vesting schedules, and any such stock options may be exercised until the scheduled expiration date of such stock options.

Except as provided in the amendment, the terms of Mr. Huntley’s employment agreement remain unchanged.

The foregoing description of the amendment to Mr. Huntley’s employment agreement is qualified in its entirety by the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated as of December 20, 2012 (but effective as of January 1, 2013), by and between Scientific Games International, Inc. and William J. Huntley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: Decmeber 26, 2012	By:	/s/ Jack B. Sarno
		Name:	Jack B. Sarno
		Title:	Vice President — Worldwide Legal Affairs and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated as of December 20, 2012 (but effective as of January 1, 2013), by and between Scientific Games International, Inc. and William J. Huntley.